EXHIBIT 99.3
i

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2021
(In thousands)

	Enviva Holdings, LP	Pro Forma Adjustments		Enviva Partners, LP Pro Forma
Assets
Current assets:
Cash and cash equivalents	$334,311	$—		$334,311
Accounts receivable	86,889	—		86,889
Other receivables	14,657	—		14,657
Inventories	58,538	—		58,538
Prepaid expenses and other current assets	6,602	—		6,602
Total current assets	500,997	—		500,997
Property, plant and equipment, net	1,442,007	—		1,442,007
Operating lease right-of-use assets	107,629	—		107,629
Goodwill	99,660	—		99,660
Restricted cash	1,717	—		1,717
Other long-term assets	12,297	—		12,297
Total assets	$2,164,307	$—		$2,164,307
Liabilities and Partners' Capital
Current liabilities:
Accounts payable	$26,516	$—		$26,516
Related-party payables	900	—		900
Accrued and other current liabilities	159,862	15,301	(a)	175,163
Interest payable	13,564	—		13,564
Current portion of long-term debt and finance lease obligations	12,955	—		12,955
Total current liabilities	213,797	15,301		229,098
Long-term debt and finance lease obligations	1,443,959	—		1,443,959
Long-term operating lease liabilities	121,397	—		121,397
Deferred tax liabilities, net	21,344	—		21,344
Other long-term liabilities	37,062	—		37,062
Total liabilities	1,837,559	15,301		1,852,860
Commitments and contingencies
Partners' capital
Total Enviva Holdings, LP or Enviva Partners, LP partners' capital	(182,263)	(15,301)	(a)
		556,705	(b)	359,141
Noncontrolling interests	509,011	(556,705)	(b)	(47,694)
Total partners' capital	326,748	(15,301)		311,447
Total liabilities and partners’ capital	$2,164,307	$—		$2,164,307

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months ended September 30, 2021
(In thousands, except per unit amounts)

	Enviva Holdings, LP	Pro Forma Adjustments		Enviva Partners, LP Pro Forma
Product sales	$725,470	$—		$725,470
Other revenue	39,940	—		39,940
Net revenue	765,410	—		765,410
Cost of goods sold, excluding depreciation and amortization	639,460	—		639,460
Depreciation and amortization	63,823	—		63,823
Total cost of goods sold	703,283	—		703,283
Gross margin	62,127	—		62,127
General, administrative and development expenses	102,913	11,814	(e)	114,727
Related-party monitoring fee	1,047	—		1,047
Loss from operations	(41,833)	(11,814)		(53,647)
Other (expense) income:
Interest expense	(46,321)	—		(46,321)
Other income, net	471	—		471
Total other expense, net	(45,850)	—		(45,850)
Loss from operations before income tax benefit	(87,683)	(11,814)		(99,497)
Income tax benefit	(3,834)	—		(3,834)
Net loss	$(83,849)	$(11,814)		$(95,663)

	Enviva Partners, LP	Pro Forma Adjustments		Enviva Partners, LP Pro Forma
Net loss per Enviva Partners, LP limited partner common unit:
Basic and diluted	$(0.77)	$(0.28)	(f)
		(2.02)	(g)
		0.73	(h)
		—	(k)
		0.67	(i), (j)	$(1.67)
Weighted-average number of Enviva Partners, LP limited partner common units outstanding:
Basic and diluted	42,079	16,000	(i)
		908	(j)	58,987

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 2020
(In thousands, except per unit amounts)

	Enviva Holdings, LP	Pro Forma Adjustments		Enviva Partners, LP Pro Forma
Product sales	$830,528	$—		$830,528
Other revenue	44,434	—		44,434
Net revenue	874,962	—		874,962
Cost of goods sold, excluding depreciation and amortization	719,901	—		719,901
Depreciation and amortization	82,523	—		82,523
Total cost of goods sold	802,424	—		802,424
Gross margin	72,538	—		72,538
General, administrative and development expenses	131,779	15,301	(c)
		17,391	(d)
		15,752	(e)	180,223
Related-party monitoring fee	1,189	—		1,189
Loss from operations	(60,430)	(48,444)		(108,874)
Other (expense) income:
Interest expense	(45,996)	—		(45,996)
Other income, net	271	—		271
Total other expense, net	(45,725)	—		(45,725)
Loss from operations before income tax expense	(106,155)	(48,444)		(154,599)
Income tax expense	169	—		169
Net loss	$(106,324)	$(48,444)		$(154,768)

	Enviva Partners, LP	Pro Forma Adjustments		Enviva Partners, LP Pro Forma
Net loss per Enviva Partners, LP limited partner common unit:
Basic and diluted	$(0.36)	$(1.32)	(f)
		(3.35)	(g)
		0.73	(h)
		—	(k)
		1.32	(i), (j)	$(2.98)
Weighted-average number of Enviva Partners, LP limited partner common units outstanding:
Basic and diluted	36,813	16,000	(i)
		321	(j)	53,134

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 2019
(In thousands, except per unit amounts)

	Enviva Holdings, LP	Pro Forma Adjustments	Enviva Partners, LP Pro Forma
Product sales	$674,251	$—	$674,251
Other revenue	9,317	—	9,317
Net revenue	683,568	—	683,568
Cost of goods sold, excluding depreciation and amortization	605,447	—	605,447
Depreciation and amortization	61,987	—	61,987
Total cost of goods sold	667,434	—	667,434
Gross margin	16,134	—	16,134
General, administrative and development expenses	101,270	—	101,270
Related-party monitoring fee	1,106	—	1,106
Loss from operations	(86,242)	—	(86,242)
Other (expense) income:
Interest expense	(42,042)	—	(42,042)
Early retirement of debt obligation	(9,042)	—	(9,042)
Other income, net	410	—	410
Total other expense, net	(50,674)	—	(50,674)
Loss from operations before income tax benefit	(136,916)	—	(136,916)
Income tax benefit	(1,932)	—	(1,932)
Net loss	$(134,984)	$—	$(134,984)

	Enviva Partners, LP	Pro Forma Adjustments	Enviva Partners, LP Pro Forma
Net loss per Enviva Partners, LP limited partner common unit:
Basic and diluted	$(0.54)	$—	$(0.54)
Weighted-average number of Enviva Partners, LP limited partner common units outstanding:
Basic and diluted	31,791	—	31,791

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 2018
(In thousands, except per unit amounts)

	Enviva Holdings, LP	Pro Forma Adjustments	Enviva Partners, LP Pro Forma
Product sales	$564,010	$—	$564,010
Other revenue	6,186	—	6,186
Net revenue	570,196	—	570,196
Cost of goods sold, excluding depreciation and amortization	476,929	—	476,929
Loss on disposal of assets	2,397	—	2,397
Depreciation and amortization	50,281	—	50,281
Total cost of goods sold	529,607	—	529,607
Gross margin	40,589	—	40,589
General, administrative and development expenses	78,313	—	78,313
Disposal and impairment of assets held for sale	94	—	94
Related-party monitoring fee	1,106	—	1,106
Loss from operations	(38,924)	—	(38,924)
Other expense:
Interest expense	(38,760)	—	(38,760)
Early retirement of debt obligation	(751)	—	(751)
Other expense, net	(1,664)	—	(1,664)
Total other expense, net	(41,175)	—	(41,175)
Loss from operations before income tax benefit	(80,099)	—	(80,099)
Income tax benefit	(3,154)	—	(3,154)
Net loss	$(76,945)	$—	$(76,945)

	Enviva Partners, LP	Pro Forma Adjustments	Enviva Partners, LP Pro Forma
Net income per Enviva Partners, LP limited partner common unit:
Basic and diluted	$0.04	$—	$0.04
Net income per Enviva Partners, LP limited partner subordinated unit:
Basic and diluted	$0.04	$—	$0.04
Weighted-average number of Enviva Partners, LP limited partner units outstanding:
Common-basic	21,533	—	21,533
Common-diluted	22,553	—	22,553
Subordinated-basic and diluted	4,893	—	4,893

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Notes to Unaudited Pro Forma Combined Financial Statements
(In thousands, except number of units, per unit amounts and unless otherwise noted)
(Unaudited)
(1) Basis of Presentation
The unaudited pro forma consolidated financial statements of Enviva Partners, LP and subsidiaries (“we,” “us,” “our,” “EVA,” or the “Partnership”) consist of a consolidated balance sheet at September 30, 2021 and consolidated statements of operations for the nine months ended September 30, 2021 and the years ended December 31, 2020, 2019 and 2018, which reflect the acquisition of all of the limited partner interests in Enviva Holdings, LP (“Holdings”) and all of the limited liability company interests in Enviva Holdings GP, LLC and general partner of Holdings (“Holdings GP”) on October 14, 2021 and the incentive distribution rights (“IDRs”) directly held by Enviva MLP Holdco, LLC, a wholly owned subsidiary of Holdings (“MLP Holdco”), were cancelled and eliminated (collectively, the “Drop Merger”). We were a consolidated subsidiary of Holdings prior to the Drop Merger. As such, our pro forma financial statements begin with the financial statements of Holdings which include the financial statements of EVA after elimination of intercompany balances. Following the Drop Merger, we directly or indirectly won a 100% equity interest in Holdings and Holdings GP.
The unaudited pro forma consolidated financial statements included herein have been derived from the following historical financial statements:
•the audited consolidated statements of operations of Holdings for the years ended December 31, 2020, 2019 and 2018, which include the audited consolidated statements of operations of EVA for the years ended December 31, 2020, 2019 and 2018 after elimination of intercompany balances; and
•the unaudited condensed consolidated financial statements of Holdings at September 30, 2021 and for the nine months ended September 30, 2021, which include the unaudited condensed consolidated financial statements of EVA at September 30, 2021 and for the nine months ended September 30, 2021 after elimination of intercompany balances.
The unaudited condensed consolidated statement of operations of the Partnership for the nine months ended September 30, 2021 includes approximately $1.9 million of general and administrative expense for transaction costs that will not recur beyond October 14, 2022, which is 12 months after the Drop Merger closing on October 14, 2021.
In connection with the Drop Merger, the existing management service agreements fee waivers and other Holdings support agreements associated with our earlier acquisitions of the Greenwood and Lucedale plants and Pascagoula terminal were consolidated, fixed and novated to certain of the former owners of our former sponsor. As a result, under the consolidated support agreement, we will receive payments in an aggregate amount of $55.5 million, which are expected during each quarter from the first quarter of 2022 through the first quarter of 2024. This is not reflected in a pro forma adjustment as cash will be received at dates after the Drop Merger with no impact to earnings.
The unaudited pro forma consolidated balance sheet has been prepared as if the Drop Merger had occurred on September 30, 2021. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2021 and for the years ended December 31, 2020, 2019 and 2018 have been prepared as if the Drop Merger had occurred on January 1, 2020. The unaudited pro forma consolidated financial statements should be read in conjunction with the related notes, which are included herein, the financial statements and notes included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2021, the audited financial statements of Holdings as of and for the years ended December 31, 2020 and 2019 and the unaudited condensed consolidated financial statements of Holdings at September 30, 2021 and for the nine months ended September 30, 2021.
The pro forma consolidated financial statements do not necessarily reflect what the Partnership’s consolidated financial condition or results of operations would have been had the acquisition and the related financing occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the Partnership. Our actual financial condition and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.
Drop Merger
On October 14, 2021, in consideration for the Drop Merger, we issued 16.0 million common units to the limited partners of Holdings (the “Holdings Limited Partners”), which were comprised of Riverstone Echo Continuation Holdings, L.P. (the

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Notes to Unaudited Pro Forma Combined Financial Statements (Continued)
(In thousands, except number of units, per unit amounts and unless otherwise noted)
(Unaudited)
“Continuation Fund”), Riverstone Echo Rollover Holdings, L.P. (the “Rollover Fund”), and certain members of management. Of the 16.0 million common units issued, the Holdings Limited Partners committed to reinvest the distributions earned on 9 million common units into EVA limited partner units (the “DRIP units”).
As a result of the Drop Merger, we acquired certain assets under development, including planned wood pellet production plants, as well as off-take contracts for such plants already executed or in varying stages of negotiation. We also cancelled and eliminated all of our outstanding IDRs.
(2) Pro Forma Adjustments and Assumptions
The pro forma adjustments are based upon currently available information and certain estimates and assumptions. The actual effect of the transactions ultimately may differ from the pro forma adjustments included herein. However, management believes that the assumptions used to prepare the pro forma adjustments provide a reasonable basis for presenting the significant effects of the transactions as currently contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events that are directly attributable to the transactions, and reflect those items expected to have a continuing impact on the Partnership. The pro forma financial information reflects all adjustments that are, in the opinion of management, necessary to a fair statement of the pro forma financial information presented. The unaudited pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the Partnership had completed the transactions on the dates indicated or that could be achieved in the future.
The Drop Merger was deemed a transaction among entities under common control and accounted for as a business combination. As a result, our historical financial statements will be recast to reflect the net assets of Holdings acquired and the results of operations of Holdings as if the Drop Merger occurred at the beginning of the periods presented. The net assets acquired were consolidated at the historical carrying amounts for Holdings.
Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet:
(a) Reflects $15.3 million of transaction costs incurred or estimated to be incurred subsequent to September 30, 2021.
(b) Reflects the reclassification of noncontrolling interests in Enviva Partners, LP reported by Enviva Holdings, LP.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations:
(c) Reflects transaction costs incurred or estimated to be incurred subsequent to September 30, 2021. Transaction costs are estimated to total approximately $17.2 million, including $1.9 million incurred and expensed during the nine months ended September 30, 2021.
(d) Reflects noncash unit-based compensation expense for the fair value of unvested Series B units of Holdings whose vesting was accelerated as a result of the Drop Merger.
(e) Reflects noncash unit-based compensation expense related to restricted units of EVA issued to management of Holdings based on the schedule for the restricted units to become unrestricted as if granted on January 1, 2020.
(f) Reflects the impact to net income (loss) per Enviva Partners, LP limited partner common unit from the above adjustments to the unaudited pro forma consolidated statements of operations.
(g) Reflects the impact to net income (loss) per Enviva Partners, LP limited partner common unit from the excess of the historical net loss of Enviva Holdings, LP over the historical net income or loss of Enviva Partners, LP.
(h) Reflects the impact to net income (loss) per Enviva Partners, LP limited partner common unit assuming the cancellation and elimination of IDRs as part of the Drop Merger occurred as of January 1, 2020 through reversal of the historical impact to our earnings per common unit of the associated quarterly EVA cash distributions to the holder of the IDRs from before the Drop Merger.
(i) Reflects the impact to net income (loss) per Enviva Partners, LP limited partner common unit assuming the issuance of 16.0 million EVA common units in consideration for the Drop Merger occurred as of January 1, 2020.

ENVIVA PARTNERS, LP AND SUBSIDIARIES
Notes to Unaudited Pro Forma Combined Financial Statements (Continued)
(In thousands, except number of units, per unit amounts and unless otherwise noted)
(Unaudited)
(j) Reflects the impact to net income (loss) per Enviva Partners, LP limited partner common unit related to additional EVA common units issued to holders of the DRIP units.
(k) Reflects the impact to net income (loss) per Enviva Partners, LP limited partner common unit assuming the distributions historically declared by EVA per EVA common unit were also paid to holders of the non-DRIP units issued in connection with the Drop Merger. No adjustments were made related to the DRIP units, as these units will not earn cash distributions.